Filed pursuant to Rule 497
File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 1 dated October 9, 2015

to

Prospectus dated October 9, 2015

This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated October 9, 2015 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

Decrease in Public Offering Price

On September 24, 2015, the pricing committee of our board of directors approved a decrease to our public offering price from $10.00 per share to $9.70 per share. The purpose of the price decrease was to comply with our pricing policy which states that in the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current offering price per share, after deducting selling commissions and dealer manager fees, we will reduce our offering price accordingly.

1